Supplement Dated February 28, 1997
                to the Prospectus dated August 22, 1996

                         Technology Portfolio

                          A Portfolio of the

                Morgan Stanley Institutional Fund, Inc.
                             P.O. Box 2798
                         Boston, Massachusetts
                              02208-2798


      The prospectus dated August 22, 1996 (the "Prospectus") of the Technology Portfolio of the Morgan Stanley Institutional Fund, Inc. (the "Fund") is hereby amended and supplemented as follows:

      The following section is added before the section under the heading "PROSPECTUS SUMMARY:"

                         FINANCIAL HIGHLIGHTS

       The following table provides financial highlights for the Technology Portfolio for the period ended December 31, 1996 and is part of the Fund's unaudited financial statements which are included in the Fund's Statement of Additional Information (the "SAI"). The SAI is available at no cost from the Fund at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.
















                                      Class A                 Class  B
                                      -------                 --------
                                    Period from             Period from
                               September 16, 1996* to  September 16, 1996* to
                                  December 31, 1996       December 31, 1996
                                     (Unaudited)             (Unaudited)
                               ----------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD................ $10.00      $10.00
                                                     ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss(1)...........................  (0.02)      (0.02)
   Net Realized and Unrealized Gain on
      Investments...................................   0.73        0.73
                                                     ------      ------
   Total from Investment Operations.................   0.71        0.71
                                                     ------      ------
NET ASSET VALUE, END OF PERIOD...................... $10.71      $10.71
                                                     ======      ======
TOTAL RETURN........................................   7.10%       7.10%
                                                     ======      ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)............... $3,595      $1,487
Ratio of Expenses to Average Net Assets(1)..........   1.25%**     1.50%**
Ratio of Net Investment Income to Average
  Net Assets (1)....................................  (0.70)%**   (1.00)%**
Portfolio Turnover Rate.............................     77%         77%
Average Commission Rate.............................$0.0374     $0.0374
-----------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income....  $0.22       $0.19
    Ratios before expense limitation:
      Expenses to Average Net Assets................   8.51%**     9.14%**
      Net Investment Income to Average Net Assets...  (7.96)%**   (8.65)%**

*  Commencement of Operations
** Annualized

                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.